U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

	            PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

                   Date of Report January 29, 2004


                  ART'S-WAY MANUFACTURING CO., INC.
        (Exact Name of Registrant As Specified In Its Charter)


        Delaware		      0-05131		42-0920725
  (State Or Other Jurisdiction of   (Commission       (IRS Employer
  Incorporation or Organization)      File No.)        Identification
                                                          Number)

                            P.O. Box 288
                         Armstrong, IA 50514
          (Address of Principal Executive Offices) (Zip Code)

                          (712) 864-3131
                          (Telephone Number)

                           Not Applicable
    (Former name or former address, if changed since last report.)


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

	On January 28, 2004, Art's-Way Manufacturing Co., Inc. announced its financial results for the quarter and twelve months ended November 30, 2003. The full test of the press release issued is attached as Exhibit 99.1 to this Current Report on Form 8-K.

	The information in this Current Report on Form 8-K shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or therwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

                               SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					Art's-Way Manufacturing Co., Inc.
						(Registrant)

Date:	January 28, 2004		By:	/s/  John C. Breitung

 						John C. Breitung, President